UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2006

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)
TEXAS

(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)
(806) 351-2300

(Registrant’s telephone number, including area code)
NONE

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On September 11, 2006, Gaines L. Godfrey notified Hastings Entertainment, Inc. of his retirement from the Company’s Board of Directors and its Compensation Committee. His retirement is effective immediately.

HASTINGS ENTERTAINMENT, INC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2006	Hastings Entertainment, Inc. (Registrant)
	By:	/s/ Dan Crow
Dan Crow
Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)